Summary Prospectus

May 1, 2013

Class: S

Alger Mid Cap Growth Portfolio

Before you invest, you may want to review the Portfolio's prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's prospectus and other information about the Portfolio online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Portfolio's Prospectus and Statement of Additional Information, both dated May 1, 2013, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Mid Cap Growth Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the fees would be higher.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees*	.76%*
Distribution and/or Service (12b-1) Fees	.25%
Other Expenses	.44%
Total Annual Fund Operating Expenses	1.45%

* The Portfolio and Fred Alger Management, Inc. have adopted breakpoints for Alger Mid Cap Growth Portfolio. The management fee for assets in excess of $1 billion is .70%.

Example

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class S shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
S	$148	$459	$792	$1,735

Inspired by Change, Driven by Growth.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 227.21% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Portfolio focuses on mid-size companies that Fred Alger Management, Inc. believes demonstrate promising growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2012, the market capitalization of the companies in these indexes ranged from $350 million to $25 billion.

The Portfolio can also invest in derivative instruments. The Portfolio currently expects that its primary uses of derivatives will involve: (1) purchasing put and call options and selling (writing) covered put and call options, on securities and securities indexes, to increase gain, to hedge against the risk of unfavorable price movements in the underlying securities, or to provide diversification of risk, and (2) entering into forward currency contracts to hedge the Portfolio's foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

Principal Risks

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

A small investment in derivatives could have a potentially large impact on the Portfolio's performance. When purchasing options, the Portfolio bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by the Portfolio is exercised, the Portfolio will not participate in any increase in the underlying security's value above the exercise price. When a put option written by the Portfolio is exercised, the Portfolio will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Portfolio may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks and the risk of non-performance by the contract counterparty.

The following risks may also apply:

•  there may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources.

•  it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of medium market capitalization.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell Midcap Growth Index is an index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If they did, the performance numbers would be lower. Remember that the Portfolio's past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio's website www.alger.com.

Best Quarter:
Q2 2003  20.62%

Worst Quarter:
Q4 2008  -32.68%

Average Annual Total Return as of December 31, 2012

	1 Year	5 Years	10 Years	Since 5/3/93
Class S (Inception 5/1/02)*	15.69%	-4.60%	7.58%	9.89%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	15.81%	3.23%	10.32%	8.83%

* Performance of the Portfolio's Class S Shares prior to May 1, 2002 reflects the performance of the Portfolio's Class I-2 Shares, as adjusted to reflect the higher expenses of Class S Shares.

Management

Investment Manager	Fred Alger Management, Inc.
Co-Portfolio Managers:	Ankur Crawford, Ph.D. Senior Vice President, Senior Analyst and Co-Portfolio Manager Since November 2010	Alex Goldman Senior Vice President, Senior Analyst and Co-Portfolio Manager Since February 2013	Maria Liotta Senior Vice President, Senior Analyst and Co-Portfolio Manager Since November 2010
	Michael Melnyk, CFA Senior Vice President, Senior Analyst and Co-Portfolio Manager Since February 2013	Brian Schulz, CFA Senior Vice President, Senior Analyst and Co-Portfolio Manager Since February 2013	Christopher R. Walsh, CFA Senior Vice President, Senior Analyst and Co-Portfolio Manager Since February 2013
Michael Young Senior Vice President, Senior Analyst and Co-Portfolio Manager Since November 2010

Shareholder Information

Purchasing and Redeeming Shares

Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans.

Tax Information

The Portfolio's distributions may be taxable as ordinary income or capital gains. If you have invested through the separate account of a life insurance company or qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

Fred Alger & Company, Incorporated • 360 Park Avenue South • New York, NY 10010 • 800.992.3863 • www.alger.com

MidCapPC 5113